UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Government Bond Index	Barclays U.S. 1-3 Year Government Bond Index
6-Month	0.98%	-1.30%	3.49%	0.73%
1-Year	1.51	-0.77	5.22	1.04
5-Year	1.84	1.37	3.80	1.06
10-Year	2.38	2.15	4.50	2.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.98% during the reporting period. On a relative basis, the Fund’s benchmarks, the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index, returned 3.49% and 0.73%, respectively.

MARKET OVERVIEW

Over the first half of the reporting period, fixed-income markets experienced a certain degree of choppiness as participants digested the combination of solid U.S. economic data releases relative to the rest of the world, a precipitous fall in energy prices, and changes in Federal Reserve (“Fed”) language. Growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world remained subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The second half of the reporting period was marked by cooling U.S. growth after the strong fourth quarter of 2014. Nonfarm payroll employment grew at a three-month average of 197,000 jobs per month and manufacturing surveys pointed towards a slowdown of the world’s largest economy. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it

3 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015.

Due to the confluence of these factors, longer-term U.S. Treasury rates swung fairly wildly throughout the entire six-month reporting period, with the 10-year Treasury rate ultimately falling from the start of the reporting period through March 31, 2015. This net downward movement in rates contributed to U.S. Treasuries generating positive total returns.

The various credit sectors of the investment grade fixed income market including corporate bonds, mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) also posted positive absolute performance and although displayed mixed results relative to U.S. Treasuries.

FUND REVIEW

During the reporting period, the Fund received its strongest performance results from MBS and CMBS. Within MBS, the Fund had its largest allocation to government agency MBS, which performed positively due to strong technicals. The Fund’s tilt towards 30-year MBS versus 15

-year MBS and positioning within those 30-year MBS positions helped performance as the 30-year sector’s higher yield and longer duration (sensitivity to interest rate changes) served the Fund well. The Fund’s exposure to CMBS benefited as their solid yield levels were able to offset some modest spread widening. Within CMBS, the Fund’s exposure to vintage, non-agency issued BBB-rated tranches also added value. An allocation to asset-backed securities (“ABS”) also produced a slight positive result for the Fund.

Detracting from the Fund’s relative performance was its underweight to Treasury securities. That being said, the Fund’s stronger allocation and preference for MBS over Treasuries more than offset the detraction.

STRATEGY & OUTLOOK

At period end, the Fund continued to favor securitized products including MBS, CMBS and ABS over U.S. Treasuries. Despite the likelihood that the Fed begins to hike rates sometime in 2015, central banks around the globe are implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher yielding U.S. fixed income instruments more attractive to investors and the ensuing purchasing of such securities has resulted in lower U.S. interest rates as well. This sort of continuum may potentially keep rates low for some time.

4 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

While rates may remain low, we acknowledge that they do have the potential to increase. We believe that the threat of rising interest rates will continue to drive strong demand for bonds with shorter maturities such as those in which the Fund invests.

Peter A. Strzalkowski, CFA Portfolio Manager

5 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations Government Agency Non-Agency	51.0 5.2%
U.S. Government Obligations	41.0
Asset-Backed Securities	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	92.1%
AA	1.0
A	1.9
BBB	4.6
BB	0.3
CCC	0.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 31, 2015, and are subject to change. Except for securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	0.98%	1.51%	1.84%		2.38%
Class B (OGSBX)	5/3/93	0.68%	0.82%	1.03%		1.93%
Class C (OLTCX)	2/1/95	0.58%	0.71%	1.04%		1.60%
Class I (OLTIX)	12/28/12	1.25%	1.97%	1.04%	*	N/A
Class R (OLTNX)	3/1/01	0.82%	1.21%	1.54%		2.11%
Class Y (OLTYX)	1/26/98	1.13%	1.82%	2.19%		2.69%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/15
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	-1.30%	-0.77%	1.37%		2.15%
Class B (OGSBX)	5/3/93	-3.31%	-3.17%	0.85%		1.93%
Class C (OLTCX)	2/1/95	-0.42%	-0.29%	1.04%		1.60%
Class I (OLTIX)	12/28/12	1.25%	1.97%	1.04%	*	N/A
Class R (OLTNX)	3/1/01	-0.17%	0.22%	1.54%		2.11%
Class Y (OLTYX)	1/26/98	1.13%	1.82%	2.19%		2.69%

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/15

Class A	1.44%
Class B	0.68
Class C	0.68
Class I	1.79
Class R	1.17
Class Y	1.77

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 4% (1-year) and 1% (5-year); and for Class C shares, the CDSC of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y

7 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 3/31/15 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is composed of publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. The Barclays U.S. 1-3 Year Government Bond Index is composed of Treasury bond and agency bond indices that have maturities of one to three years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During 6 Months Ended March 31, 2015
Class A	$1,000.00	$1,009.80	$4.02
Class B	1,000.00	1,006.80	8.04
Class C	1,000.00	1,005.80	8.03
Class I	1,000.00	1,012.50	2.36
Class R	1,000.00	1,008.20	5.52
Class Y	1,000.00	1,011.30	2.51

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.94	4.04
Class B	1,000.00	1,016.95	8.08
Class C	1,000.00	1,016.95	8.08
Class I	1,000.00	1,022.59	2.37
Class R	1,000.00	1,019.45	5.55
Class Y	1,000.00	1,022.44	2.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.47
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  March 31, 2015 Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.3%
American Credit Acceptance Receivables Trust, Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	$1,250,000	$1,252,019
AmeriCredit Automobile Receivables Trust, Series 2014-4, Cl. D, 3.07%, 11/9/20	830,000	836,246
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000	2,139,490
Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000	968,962
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,440,000	1,451,298
Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,445,000	1,447,470
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000	1,572,983
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000	3,978,488
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000	3,265,687
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,660,000	4,684,961
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	65,129
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,915,000	2,966,352
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000	1,004,528
First Investors Auto Owner Trust:
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,505,000	1,523,035
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,126,351
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,305,000	1,316,523
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.474%, 10/25/19[1,2]	1,090,000	1,090,503
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000	3,350,514
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,529,955
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,688,171
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,245,000	1,260,082
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,405,000	1,401,667
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,490,000	1,497,823
Total Asset-Backed Securities (Cost $42,075,472)		42,418,237
Mortgage-Backed Obligations—64.5%
Government Agency—58.5%
FHLMC/FNMA/FHLB/Sponsored—56.9%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	60,863	63,935
5.50%, 4/1/18	595,378	622,409
6.00%, 5/1/18-10/1/29	3,284,754	3,671,506
6.50%, 4/1/18-4/1/34	1,989,832	2,267,307
7.00%, 8/1/16-10/1/37	1,262,100	1,483,750
7.50%, 1/1/32-9/1/33	3,819,284	4,730,576
8.00%, 4/1/16	40,306	40,784
8.50%, 3/1/31	70,488	76,424
9.00%, 8/1/22-5/1/25	84,534	93,614

11 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
10.00%, 8/1/21	$33,200	$33,723
11.50%, 6/1/20-11/17/20	1,306	1,303
12.50%, 7/1/19	77	77
Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	19,248	21,088
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 4.501%, 2/1/28[3]	188,206	34,150
Series 205, Cl. IO, 12.173%, 9/1/29[3]	1,302,069	297,122
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	73,894	19,483
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	462,642	88,465
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	23,957,526	24,458,046
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015, Cl. A1, 2.257%, 10/25/20	809,210	829,591
Series K040, Cl. A1, 2.768%, 4/25/24	14,830,561	15,453,793
Series K041, Cl. A1, 2.72%, 8/25/24	11,842,312	12,362,894
Series K042, Cl. A1, 2.267%, 6/25/24	6,118,586	6,191,752
Series K043, Cl. A1, 2.532%, 10/25/23	7,500,000	7,743,439
Series K503, Cl. A1, 1.384%, 1/25/19	11,756,968	11,765,862
Series K709, Cl. A1, 1.56%, 10/25/18	1,644,404	1,658,527
Series K716, Cl. A1, 2.413%, 1/25/21	4,250,539	4,379,719
Series K717, Cl. A1, 2.342%, 2/25/21	5,997,113	6,173,464
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.485%, 12/1/31[5]	288,218	267,185
Series 219, Cl. PO, 13.566%, 3/1/32[5]	850,128	788,150
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.825%, 6/15/21[2]	3,841	3,880
Series 151, Cl. F, 9.00%, 5/15/21	13,084	14,619
Series 1695, Cl. F, 2.068%, 3/15/24[2]	1,021,460	1,056,590
Series 2035, Cl. PC, 6.95%, 3/15/28	697,289	804,992
Series 2084, Cl. ZC, 6.50%, 8/15/28	368,760	417,237
Series 2116, Cl. ZA, 6.00%, 1/15/29	482,497	551,650
Series 2122, Cl. FD, 0.525%, 2/15/29[2]	551,929	556,280
Series 2132, Cl. FN, 1.072%, 3/15/29[2]	761,672	782,289
Series 2148, Cl. ZA, 6.00%, 4/15/29	827,763	949,067
Series 2195, Cl. LH, 6.50%, 10/15/29	1,229,295	1,412,147
Series 2220, Cl. PD, 8.00%, 3/15/30	198,914	236,088
Series 2281, Cl. Z, 6.50%, 2/15/31	1,661,597	1,909,008
Series 2319, Cl. BZ, 6.50%, 5/15/31	2,699,332	3,115,495
Series 2326, Cl. ZP, 6.50%, 6/15/31	561,840	632,837
Series 2344, Cl. FP, 1.125%, 8/15/31[2]	407,296	420,051
Series 2368, Cl. TG, 6.00%, 10/15/16	21,409	21,854
Series 2392, Cl. FB, 0.775%, 1/15/29[2]	126,111	128,339
Series 2396, Cl. FE, 0.775%, 12/15/31[2]	229,177	233,153
Series 2401, Cl. FA, 0.825%, 7/15/29[2]	177,195	180,542
Series 2427, Cl. ZM, 6.50%, 3/15/32	128,052	150,117
Series 2464, Cl. FI, 1.175%, 2/15/32[2]	250,788	257,639
Series 2470, Cl. LF, 1.175%, 2/15/32[2]	256,578	263,587
Series 2471, Cl. FD, 1.175%, 3/15/32[2]	373,230	383,667
Series 2481, Cl. AF, 0.725%, 3/15/32[2]	218,000	221,293
Series 2500, Cl. FD, 0.675%, 3/15/32[2]	380,306	385,978
Series 2504, Cl. FP, 0.675%, 3/15/32[2]	424,359	429,911

12 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
(Continued)
Series 2526, Cl. FE, 0.575%, 6/15/29[2]	$451,875	$456,583
Series 2530, Cl. FD, 0.675%, 2/15/32[2]	500,028	506,307
Series 2538, Cl. F, 0.775%, 12/15/32[2]	56,221	57,161
Series 2550, Cl. FI, 0.525%, 11/15/32[2]	198,898	199,925
Series 2551, Cl. FD, 0.575%, 1/15/33[2]	413,366	417,052
Series 2564, Cl. MP, 5.00%, 2/15/18	4,242,863	4,439,396
Series 2585, Cl. HJ, 4.50%, 3/15/18	2,384,630	2,499,282
Series 2627, Cl. KM, 4.50%, 6/15/18	708,423	742,510
Series 2630, Cl. MB, 4.50%, 6/15/18	861,948	903,440
Series 2635, Cl. AG, 3.50%, 5/15/32	2,742,278	2,885,030
Series 2668, Cl. AZ, 4.00%, 9/15/18	318,044	331,356
Series 2676, Cl. KY, 5.00%, 9/15/23	1,442,905	1,569,301
Series 2707, Cl. QE, 4.50%, 11/15/18	2,013,870	2,114,112
Series 2708, Cl. N, 4.00%, 11/15/18	1,830,076	1,906,795
Series 2770, Cl. TW, 4.50%, 3/15/19	5,730,071	6,033,358
Series 2843, Cl. BC, 5.00%, 8/15/19	876,423	923,621
Series 3010, Cl. WB, 4.50%, 7/15/20	1,006,696	1,062,893
Series 3013, Cl. GA, 5.00%, 6/15/34	525,965	533,684
Series 3025, Cl. SJ, 24.11%, 8/15/35[2]	131,976	199,765
Series 3134, Cl. FA, 0.475%, 3/15/36[2]	7,625,324	7,635,122
Series 3342, Cl. FT, 0.625%, 7/15/37[2]	1,668,101	1,676,355
Series 3465, Cl. HA, 4.00%, 7/15/17	53,940	54,192
Series 3645, Cl. EH, 3.00%, 12/15/20	5,908,181	6,091,707
Series 3647, Cl. BD, 3.00%, 12/15/19	6,362,029	6,441,465
Series 3659, Cl. DE, 2.00%, 3/15/19	1,832,922	1,859,312
Series 3741, Cl. PA, 2.15%, 2/15/35	5,116,808	5,212,577
Series 3804, Cl. WJ, 3.50%, 3/15/39	6,861,132	7,059,978
Series 3805, Cl. AK, 3.50%, 4/15/24	627,752	646,153
Series 3815, Cl. BD, 3.00%, 10/15/20	753,883	773,705
Series 3822, Cl. JA, 5.00%, 6/15/40	344,209	367,504
Series 3840, Cl. CA, 2.00%, 9/15/18	509,425	516,239
Series 3848, Cl. WL, 4.00%, 4/15/40	3,639,810	3,751,361
Series 3857, Cl. GL, 3.00%, 5/15/40	3,400,231	3,499,587
Series 3887, Cl. NC, 3.00%, 7/15/26	1,169,338	1,199,550
Series 3917, Cl. BA, 4.00%, 6/15/38	1,621,946	1,704,230
Series 3935, Cl. NA, 3.50%, 10/15/26	7,620,484	7,964,575
Series 4109, Cl. KD, 3.00%, 5/15/32	3,849,285	3,962,252
Series 4221, Cl. HJ, 1.50%, 7/15/23	6,161,885	6,230,137
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 54.318%, 7/17/28[3]	291,127	64,230
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	522,615	118,863
Series 2493, Cl. S, 46.131%, 9/15/29[3]	345,495	71,764
Series 2526, Cl. SE, 24.376%, 6/15/29[3]	624,320	146,063
Series 2795, Cl. SH, 7.763%, 3/15/24[3]	4,256,468	587,018
Series 2796, Cl. SD, 49.403%, 7/15/26[3]	143,923	30,949
Series 2835, Cl. BS, 0.00%, 12/15/28[3,4]	241,361	1,726
Series 2920, Cl. S, 52.553%, 1/15/35[3]	3,396,582	712,263
Series 2922, Cl. SE, 5.711%, 2/15/35[3]	583,204	120,163
Series 2981, Cl. AS, 30.098%, 5/15/35[3]	1,263,835	255,334

13 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3201, Cl. SG, 1.666%, 8/15/36[3]	$1,107,289	$189,189
Series 3397, Cl. GS, 15.065%, 12/15/37[3]	81,049	14,521
Series 3424, Cl. EI, 8.207%, 4/15/38[3]	200,111	22,895
Series 3450, Cl. BI, 8.332%, 5/15/38[3]	3,787,008	810,400
Series 3606, Cl. SN, 0.501%, 12/15/39[3]	1,054,985	170,738
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security,
Series 237, Cl. F16, 0.675%, 5/15/36[2]	3,966,930	4,012,375
Federal National Mortgage Assn.:
3.00%, 4/1/30[6]	32,930,000	34,516,041
3.50%, 4/25/45	168,520,000	177,057,902
4.00%, 4/1/45[6]	37,480,000	40,079,445
4.50%, 4/1/30[6]	10,355,000	10,853,335
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-8/1/40	30,017,936	31,841,226
4.50%, 9/1/18-8/1/26	6,893,842	7,251,551
5.00%, 2/1/18-7/1/22	10,353,139	10,892,715
5.50%, 9/1/19-5/1/24	6,276,408	6,683,690
6.00%, 3/1/17-2/1/40	8,105,506	9,121,992
6.50%, 6/1/17-1/1/34	10,110,912	11,663,979
7.00%, 11/1/17-2/1/36	7,015,866	8,341,945
7.50%, 2/1/27-8/1/33	9,507,608	11,602,430
8.00%, 6/1/17	136	137
8.50%, 7/1/32	64,180	74,408
9.00%, 8/1/19	3,425	3,736
9.50%, 11/1/21	1,824	1,980
11.00%, 11/1/15-7/20/19	24,303	24,606
11.25%, 2/15/16	1,529	1,550
11.50%, 7/15/19	58	59
12.00%, 5/1/16	9	9
12.50%, 12/1/15	19	19
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 34.073%, 5/25/23[3]	852,312	138,946
Series 254, Cl. 2, 30.24%, 1/25/24[3]	1,126,482	169,277
Series 294, Cl. 2, 14.357%, 2/25/28[3]	1,261,734	282,767
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	528,653	114,635
Series 321, Cl. 2, 13.742%, 4/25/32[3]	3,017,566	693,667
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	1,045,536	186,606
Series 331, Cl. 10, 17.814%, 2/25/33[3]	1,528,308	328,854
Series 331, Cl. 4, 0.00%, 2/25/33[3,4]	1,177,860	244,171
Series 331, Cl. 5, 14.991%, 2/25/33[3]	1,766,105	367,450
Series 331, Cl. 6, 1.688%, 2/25/33[3]	1,707,187	356,355
Series 334, Cl. 10, 10.282%, 2/25/33[3]	697,068	143,938
Series 339, Cl. 15, 7.275%, 10/25/33[3]	609,564	126,305
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,183,055	228,808
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	1,161,926	226,819
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	877,202	172,573
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	425,356	87,355
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	1,228,389	251,588
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	650,696	134,179

14 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.955%, 9/25/32[5]	$221,571	$205,899
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	15,430	16,625
Series 1991-109, Cl. Z, 8.50%, 9/25/21	11,116	12,584
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,150,383	1,317,254
Series 1998-59, Cl. Z, 6.50%, 10/25/28	114,938	132,078
Series 1999-54, Cl. LH, 6.50%, 11/25/29	621,702	714,411
Series 2001-69, Cl. PF, 1.174%, 12/25/31[2]	597,004	613,405
Series 2002-12, Cl. PG, 6.00%, 3/25/17	972,612	1,006,337
Series 2002-19, Cl. PE, 6.00%, 4/25/17	60,850	62,461
Series 2002-29, Cl. F, 1.174%, 4/25/32[2]	267,492	275,114
Series 2002-39, Cl. FD, 1.177%, 3/18/32[2]	540,152	558,744
Series 2002-52, Cl. FD, 0.674%, 9/25/32[2]	450,304	456,992
Series 2002-53, Cl. FY, 0.674%, 8/25/32[2]	334,357	339,136
Series 2002-64, Cl. FJ, 1.174%, 4/25/32[2]	82,436	84,785
Series 2002-65, Cl. FB, 1.174%, 7/25/32[2]	509,945	524,821
Series 2002-68, Cl. FH, 0.677%, 10/18/32[2]	163,602	165,916
Series 2002-77, Cl. TF, 1.177%, 12/18/32[2]	1,062,305	1,091,552
Series 2002-82, Cl. FE, 1.174%, 12/25/32[2]	478,221	491,757
Series 2002-9, Cl. PC, 6.00%, 3/25/17	532,513	551,203
Series 2002-90, Cl. FJ, 0.674%, 9/25/32[2]	183,335	185,944
Series 2002-90, Cl. FM, 0.674%, 9/25/32[2]	176,284	178,792
Series 2003-100, Cl. PA, 5.00%, 10/25/18	5,841,705	6,152,276
Series 2003-112, Cl. AN, 4.00%, 11/25/18	1,201,013	1,249,527
Series 2003-116, Cl. FA, 0.574%, 11/25/33[2]	289,195	291,170
Series 2003-119, Cl. FK, 0.674%, 5/25/18[2]	1,964,980	1,973,095
Series 2003-130, Cl. CS, 13.753%, 12/25/33[2]	631,280	737,295
Series 2003-21, Cl. FK, 0.574%, 3/25/33[2]	33,081	33,219
Series 2003-26, Cl. XF, 0.624%, 3/25/23[2]	1,029,516	1,034,038
Series 2003-44, Cl. CB, 4.25%, 3/25/33	284,552	291,732
Series 2003-84, Cl. GE, 4.50%, 9/25/18	1,262,352	1,323,117
Series 2004-101, Cl. BG, 5.00%, 1/25/20	970,757	999,157
Series 2004-25, Cl. PC, 5.50%, 1/25/34	903,950	955,921
Series 2004-29, Cl. QG, 4.50%, 12/25/32	1,010,917	1,023,986
Series 2004-72, Cl. FB, 0.674%, 9/25/34[2]	2,961,600	3,007,065
Series 2005-109, Cl. AH, 5.50%, 12/25/25	5,897,156	6,459,287
Series 2005-45, Cl. XA, 0.514%, 6/25/35[2]	3,724,511	3,741,972
Series 2005-5, Cl. AB, 5.00%, 4/25/32	116,315	116,566
Series 2005-67, Cl. BF, 0.524%, 8/25/35[2]	1,643,576	1,656,892
Series 2005-85, Cl. FA, 0.524%, 10/25/35[2]	3,406,999	3,433,318
Series 2006-11, Cl. PS, 23.93%, 3/25/36[2]	557,209	821,958
Series 2006-46, Cl. SW, 23.562%, 6/25/36[2]	512,039	746,499
Series 2006-50, Cl. KS, 23.563%, 6/25/36[2]	419,679	618,386
Series 2006-50, Cl. SK, 23.563%, 6/25/36[2]	126,695	180,848
Series 2007-113, Cl. DB, 4.50%, 12/25/22	12,892,289	13,676,791
Series 2007-79, Cl. FA, 0.624%, 8/25/37[2]	1,294,670	1,306,667
Series 2008-14, Cl. BA, 4.25%, 3/25/23	1,311,629	1,368,456
Series 2008-24, Cl. DY, 5.00%, 4/25/23	1,033,868	1,086,257
Series 2008-75, Cl. DB, 4.50%, 9/25/23	3,206,782	3,347,495
Series 2009-113, Cl. DB, 3.00%, 12/25/20	11,688,800	12,007,501
Series 2009-114, Cl. AC, 2.50%, 12/25/23	625,179	634,725

15 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-36, Cl. FA, 1.114%, 6/25/37[2]	$6,187,358	$6,349,498
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,717,485	1,775,121
Series 2009-70, Cl. NT, 4.00%, 8/25/19	1,116,651	1,154,080
Series 2009-70, Cl. TL, 4.00%, 8/25/19	5,454,966	5,637,811
Series 2010-37, Cl. NG, 4.00%, 1/25/28	1,450,352	1,461,121
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,318,844	1,357,439
Series 2011-104, Cl. MA, 2.50%, 10/25/26	833,517	846,580
Series 2011-122, Cl. EC, 1.50%, 1/25/20	7,381,530	7,436,578
Series 2011-15, Cl. DA, 4.00%, 3/25/41	2,931,971	3,097,041
Series 2011-3, Cl. EL, 3.00%, 5/25/20	19,141,714	19,664,809
Series 2011-3, Cl. KA, 5.00%, 4/25/40	3,194,932	3,516,895
Series 2011-38, Cl. AH, 2.75%, 5/25/20	554,110	566,822
Series 2011-44, Cl. EA, 3.00%, 6/25/24	969,547	1,000,210
Series 2011-45, Cl. NG, 3.00%, 3/25/25	714,186	743,043
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,271,325	1,310,805
Series 2011-6, Cl. BA, 2.75%, 6/25/20	2,118,202	2,171,381
Series 2011-69, Cl. EA, 3.00%, 11/25/29	2,422,372	2,462,807
Series 2011-82, Cl. AD, 4.00%, 8/25/26	3,892,382	4,052,493
Series 2011-88, Cl. AB, 2.50%, 9/25/26	1,143,326	1,168,925
Series 2012-134, Cl. SA, 10.46%, 12/25/42[3]	1,954,800	504,489
Series 2012-20, Cl. FD, 0.574%, 3/25/42[2]	1,214,936	1,221,004
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 28.093%, 12/18/31[3]	458,377	105,206
Series 2001-68, Cl. SC, 19.676%, 11/25/31[3]	383,072	88,529
Series 2001-81, Cl. S, 24.315%, 1/25/32[3]	292,100	75,338
Series 2002-28, Cl. SA, 33.538%, 4/25/32[3]	289,615	72,054
Series 2002-38, Cl. SO, 45.689%, 4/25/32[3]	488,551	97,269
Series 2002-39, Cl. SD, 35.874%, 3/18/32[3]	524,232	136,890
Series 2002-48, Cl. S, 29.188%, 7/25/32[3]	470,601	94,744
Series 2002-52, Cl. SD, 33.546%, 9/25/32[3]	450,304	109,084
Series 2002-52, Cl. SL, 31.561%, 9/25/32[3]	302,423	77,585
Series 2002-53, Cl. SK, 35.455%, 4/25/32[3]	305,879	81,523
Series 2002-56, Cl. SN, 30.875%, 7/25/32[3]	639,156	148,455
Series 2002-60, Cl. SM, 29.792%, 8/25/32[3]	804,114	154,180
Series 2002-77, Cl. IS, 40.323%, 12/18/32[3]	699,292	185,425
Series 2002-77, Cl. SH, 34.847%, 12/18/32[3]	427,877	85,739
Series 2002-9, Cl. MS, 25.285%, 3/25/32[3]	481,785	103,961
Series 2003-33, Cl. IA, 0.00%, 5/25/33[3,4]	94,218	14,577
Series 2003-33, Cl. SP, 28.53%, 5/25/33[3]	1,040,318	223,531
Series 2003-38, Cl. SA, 0.00%, 3/25/23[3,4]	611,902	36,134
Series 2003-4, Cl. S, 30.133%, 2/25/33[3]	594,245	145,466
Series 2005-12, Cl. SC, 9.356%, 3/25/35[3]	283,299	61,323
Series 2005-14, Cl. SE, 37.06%, 3/25/35[3]	4,171,597	650,665
Series 2005-40, Cl. SA, 49.088%, 5/25/35[3]	1,721,882	298,169
Series 2005-52, Cl. JH, 1.345%, 5/25/35[3]	833,284	145,880
Series 2005-63, Cl. SA, 46.417%, 10/25/31[3]	1,524,314	319,082
Series 2005-63, Cl. X, 30.354%, 10/25/31[3]	18,044	578
Series 2008-55, Cl. SA, 7.431%, 7/25/38[3]	27,504	3,764
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	915,653	56,685

16 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	$1,941,822	$99,751
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	332,029	61,691
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 13.98%, 10/15/29[3]	20,307,160	134,312
Series 2001-3, Cl. IO, 13.023%, 10/15/31[3]	9,209,987	46,428
Series 2002-2, Cl. IO, 3.69%, 1/15/32[3]	24,105,412	75,737
Series 2002-3, Cl. IO, 10.991%, 8/15/32[3]	33,507,796	251,121
Series 2003-1, Cl. IO, 12.179%, 11/15/32[3]	50,021,659	336,461
		738,496,874
GNMA/Guaranteed—1.1%
Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	54,931	62,939
7.00%, 1/15/28-9/15/29	423,420	481,215
7.50%, 6/15/28-8/15/28	422,711	441,858
8.00%, 9/15/28	16,972	17,189
8.50%, 8/15/17-12/15/17	99,809	104,916
9.50%, 9/15/17	977	995
10.50%, 12/15/17-1/15/21	19,059	19,213
Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	44,282	53,876
11.00%, 10/20/19	14,636	14,871
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 5.233%, 10/16/29[3]	228,976	54,496
Series 2011-52, Cl. HS, 8.891%, 4/16/41[3]	5,112,068	1,042,262
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	4,897,639	5,791,451
Series 2009-31, Cl. MA, 4.50%, 8/20/33	78,656	78,774
Series 2009-66, Cl. CD, 2.50%, 8/16/39	174,777	178,217
Series 2010-139, Cl. AB, 4.00%, 5/20/36	564,800	572,497
Series 2014-167, Cl. WF, 0.622%, 7/20/44[2]	5,647,055	5,648,904
		14,563,673
Other Agency—0.5%
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.528%, 12/7/20[2]	5,765,633	5,770,938
Non-Agency—6.0%
Commercial—5.7%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.27%, 9/26/35[1,2]	1,574,969	1,603,352
Series 2012-RR2, Cl. 6A3, 2.693%, 9/26/35[1,2]	2,984,483	2,991,929
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	4,247,961	4,255,153
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[2]	2,503,871	2,534,804
CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	740,092	753,094
Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 2.687%, 10/25/35[1,2]	5,358,935	5,409,561
Series 2014-8, Cl. 1A1, 0.466%, 7/20/36[1,2]	6,500,000	6,212,439
COMM Mortgage Trust:
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[1,2]	1,590,000	1,597,009
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	2,025,000	1,959,276

17 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
CSMC, Series 2009-13R, Cl. 4A1, 2.623%, 9/26/36[1,2]	$481,271	$485,048
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	805,000	807,367
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	550,000	553,768
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	850,000	844,210
Series 2014-K36, Cl. C, 4.362%, 12/25/46[1,2]	3,250,000	3,421,928
Series 2014-K38, Cl. C, 4.636%, 6/25/47[1,2]	5,250,000	5,615,741
Series 2014-K714, Cl. C, 3.856%, 1/25/47[1,2]	2,500,000	2,572,181
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,2]	2,205,000	2,291,128
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.201%, 7/25/35[2]	1,485,343	1,471,776
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.422%, 12/15/47[1,2]	1,765,000	1,779,768
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.208%, 5/15/45[1,2]	3,255,000	3,408,973
JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.623%, 9/26/36[1,2]	1,831,558	1,836,261
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.645%, 4/21/34[2]	1,047,097	1,071,113
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.662%, 11/15/45[1,2]	1,795,000	1,844,057
Series 2013-C11, Cl. D, 4.416%, 8/15/46[1,2]	1,700,000	1,681,767
Series 2013-C13, Cl. D, 4.895%, 11/15/46[1,2]	4,060,000	4,119,116
Series 2013-C7, Cl. D, 4.302%, 2/15/46[1,2]	260,000	259,354
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.959%, 11/26/36[1,2]	5,627,704	5,492,972
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.364%, 6/26/46[1,2]	2,733,542	2,762,093
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.417%, 8/25/34[2]	1,341,335	1,331,164
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.89%, 5/10/63[1,2]	630,000	649,177
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.458%, 12/15/45[1,2]	930,000	923,578
Series 2012-C8, Cl. E, 4.876%, 8/15/45[1,2]	1,620,000	1,692,574

		74,231,731
Residential—0.3%
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.529%, 12/25/34[2]	1,048,409	1,038,970
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	130,244	106,597
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,830,809	1,494,593
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	979,578	1,002,640

		3,642,800

Total Mortgage-Backed Obligations (Cost $816,715,527)		836,706,016
U.S. Government Obligations—47.0%
Federal Home Loan Mortgage Corp. Nts., 0.57%, 8/26/16	18,000,000	18,002,376
Federal National Mortgage Assn. Nts., 1%, 9/27/17	13,393,000	13,450,644

18 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
U.S. Government Obligations (Continued)
United States Treasury Nts.:
0.625%, 4/30/18	$57,780,000	$57,251,833
0.75%, 2/28/18	195,665,000	195,007,761
0.875%, 11/15/17	17,400,000	17,444,857
1.25%, 1/31/20	75,650,000	75,248,147
1.375%, 9/30/18	134,939,000	136,362,202
2.00%, 9/30/20[7]	42,215,000	43,362,741
2.25%, 11/30/17	52,000,000	54,010,944

Total U.S. Government Obligations (Cost $605,194,457)		610,141,505
Total Investments, at Value (Cost $1,463,985,456)	114.8%	1,489,265,758
Net Other Assets (Liabilities)	(14.8)	(192,341,581)

Net Assets	100.0%	$1,296,924,177

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $102,403,850 or 7.90% of the Fund’s net assets as of March 31, 2015.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,188,213 or 1.09% of the Fund’s net assets as of March 31, 2015.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,261,234 or 0.10% of the Fund’s net assets as of March 31, 2015.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2015. See Note 4 of the accompanying Notes.

7. All or portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,543,798. See Note 5 of the accompanying Notes.

Futures Contracts as of March 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/19/15	21	$3,441,375	$24,790
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	1,369	176,472,656	(1,342,522)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	1,263	276,794,344	(549,669)
United States Treasury Ultra Bonds	CBT	Buy	6/19/15	4	679,500	10,787

						$(1,856,614)

19 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at March 31, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 5/16/17	GSG	Pay	Three-Month USD BBA LIBOR	1.490%	5/12/15	USD 300,000	$510,000	$(85,488)

Glossary:
Counterparty Abbreviation
GSG	Goldman Sachs Group, Inc. (The)
Definition
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
Exchange Abbreviation
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2015 Unaudited

Assets
Investments, at value(cost $1,463,985,456)—see accompanying statement of investments	$1,489,265,758
Cash	66,556,669
Receivables and other assets:
Investments sold (including $219,452,070 sold on a when-issued or delayed delivery basis)	219,453,192
Interest and principal paydowns	2,770,593
Shares of beneficial interest sold	1,622,341
Variation margin receivable	1,125
Other	178,030

Total assets	1,779,847,708
Liabilities
Swaptions written, at value (premiums received $510,000)	85,488
Payables and other liabilities:
Investments purchased (including $480,505,789 purchased on a when-issued or delayed delivery basis)	480,517,326
Shares of beneficial interest redeemed	1,307,788
Variation margin payable	643,779
Distribution and service plan fees	170,263
Trustees’ compensation	103,553
Dividends	57,301
Shareholder communications	10,229
Other	27,804

Total liabilities	482,923,531
Net Assets	$1,296,924,177

Composition of Net Assets
Par value of shares of beneficial interest	$142,848
Additional paid-in capital	1,427,256,840
Accumulated net investment income	4,250,024
Accumulated net realized loss on investments	(158,573,735)
Net unrealized appreciation on investments	23,848,200

Net Assets	$1,296,924,177

21 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $573,963,105 and 63,191,023 shares of beneficial interest outstanding)	$9.08
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.29

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,901,107 and 1,420,954 shares of beneficial interest outstanding)	$9.08

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $182,471,148 and 20,130,167 shares of beneficial interest outstanding)	$9.06

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $458,788,814 and 50,537,257 shares of beneficial interest outstanding)	$9.08

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,543,556 and 3,476,234 shares of beneficial interest outstanding)	$9.07

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $37,256,447 and 4,092,682 shares of beneficial interest outstanding)	$9.10

See accompanying Notes to Financial Statements.

22 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2015 Unaudited

Investment Income
Interest	$11,746,106
Fee income on when-issued securities	2,539,906

Total investment income	14,286,012
Expenses
Management fees	2,727,582
Distribution and service plan fees:
Class A	705,613
Class B	71,650
Class C	930,835
Class R	78,773
Transfer and shareholder servicing agent fees:
Class A	644,990
Class B	15,795
Class C	205,108
Class I	67,298
Class R	35,387
Class Y	40,240
Shareholder communications:
Class A	9,914
Class B	1,156
Class C	2,879
Class I	4
Class R	398
Class Y	238
Trustees’ compensation	37,291
Custodian fees and expenses	5,196
Other	100,144

Total expenses	5,680,491
Less waivers and reimbursements of expenses	(405,625)

Net expenses	5,274,866
Net Investment Income	9,011,146
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,456,363
Closing and expiration of futures contracts	(6,027,390)

Net realized loss	(2,571,027)
Net change in unrealized appreciation/depreciation on:
Investments	9,784,483
Futures contracts	(3,032,109)
Swaption contracts written	424,512

Net change in unrealized appreciation/depreciation	7,176,886
Net Increase in Net Assets Resulting from Operations	$13,617,005

See accompanying Notes to Financial Statements.

23 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations
Net investment income	$9,011,146	$18,800,740
Net realized loss	(2,571,027)	(9,889,286)
Net change in unrealized appreciation/depreciation	7,176,886	4,707,807

Net increase in net assets resulting from operations	13,617,005	13,619,261
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,993,278)	(12,491,715)
Class B	(114,002)	(261,718)
Class C	(1,483,394)	(2,383,025)
Class I	(6,082,447)	(8,816,204)
Class R1	(334,930)	(593,546)
Class Y	(492,848)	(1,179,552)

	(15,500,899)	(25,725,760)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(21,430,365)	(101,689,546)
Class B	(3,462,987)	(11,312,444)
Class C	(7,653,457)	(41,508,151)
Class I	14,041,442	219,583,950
Class R1	(1,825,767)	(5,860,264)
Class Y	1,864,118	(157,108,050)

	(18,467,016)	(97,894,505)
Net Assets
Total decrease	(20,350,910)	(110,001,004)
Beginning of period	1,317,275,087	1,427,276,091

End of period (including accumulated net investment income of $4,250,024 and $10,739,777, respectively)	$1,296,924,177	$1,317,275,087

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.10	$9.18	$9.42	$9.33	$9.45	$9.17

Income (loss) from investment operations:
Net investment income[2]	0.06	0.13	0.13	0.19	0.25	0.33
Net realized and unrealized gain (loss)	0.03	(0.04)	(0.19)	0.09	(0.12)	0.28

Total from investment operations	0.09	0.09	(0.06)	0.28	0.13	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.17)	(0.18)	(0.19)	(0.25)	(0.33)

Net asset value, end of period	$9.08	$9.10	$9.18	$9.42	$9.33	$9.45

Total Return, at Net Asset Value[3]	0.98%	1.04%	(0.63)%	3.00%	1.38%	6.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$573,963	$596,274	$703,706	$835,353	$901,117	$1,054,547

Average net assets (in thousands)	$587,790	$646,216	$771,385	$856,033	$947,592	$1,011,189

Ratios to average net assets:[4]
Net investment income	1.39%	1.41%	1.43%	2.01%	2.63%	3.49%
Total expenses	0.90%	0.91%	0.87%	0.86%	0.85%[5]	0.85%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.77%	0.70%

Portfolio turnover rate[6]	90%	229%	154%	152%	87%	61%

25 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.85%
Year Ended September 30, 2010	0.86%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2015	$2,231,834,734	$2,144,374,227
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

26 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$9.09	$9.17	$9.41	$9.32	$9.44	$9.17
Income (loss) from investment operations:
Net investment income[2]	0.03	0.06	0.06	0.11	0.17	0.26
Net realized and unrealized gain (loss)	0.03	(0.04)	(0.19)	0.09	(0.12)	0.27
Total from investment operations	0.06	0.02	(0.13)	0.20	0.05	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.10)	(0.11)	(0.11)	(0.17)	(0.26)
Net asset value, end of period	$9.08	$9.09	$9.17	$9.41	$9.32	$9.44

Total Return, at Net Asset Value[3]	0.68%	0.24%	(1.41)%	2.18%	0.58%	5.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,901	$16,385	$27,893	$43,860	$54,978	$75,966
Average net assets (in thousands)	$14,378	$21,830	$35,494	$49,094	$63,116	$77,379
Ratios to average net assets:[4]
Net investment income	0.59%	0.62%	0.65%	1.22%	1.85%	2.78%
Total expenses,	1.67%	1.67%	1.81%	1.83%	1.84% [5]	1.85% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.55%	1.45%
Portfolio turnover rate[6]	90%	229%	154%	152%	87%	61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.86%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,231,834,734	$2,144,374,227
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

27 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.16	$9.40	$9.31	$9.43	$9.15
Income (loss) from investment operations:
Net investment income[2]	0.03	0.06	0.06	0.11	0.17	0.25
Net realized and unrealized gain (loss)	0.02	(0.04)	(0.19)	0.09	(0.11)	0.29
Total from investment operations	0.05	0.02	(0.13)	0.20	0.06	0.54
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.10)	(0.11)	(0.11)	(0.18)	(0.26)
Net asset value, end of period	$9.06	$9.08	$9.16	$9.40	$9.31	$9.43

Total Return, at Net Asset Value[3]	0.58%	0.24%	(1.42)%	2.19%	0.59%	5.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,471	$190,398	$233,776	$290,157	$333,542	$370,504
Average net assets (in thousands)	$186,913	$208,333	$265,441	$306,251	$343,597	$337,253
Ratios to average net assets:[4]
Net investment income	0.59%	0.61%	0.64%	1.22%	1.86%	2.72%
Total expenses	1.66%	1.66%	1.61%	1.59%	1.58%[5]	1.59%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.59%	1.54%	1.45%
Portfolio turnover rate[6]	90%	229%	154%	152%	87%	61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.58%
Year Ended September 30, 2010	1.60%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,231,834,734	$2,144,374,227
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

28 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class I	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.09	$9.17	$9.32
Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.10
Net realized and unrealized gain (loss)	0.03	(0.04)	(0.13)
Total from investment operations	0.11	0.12	(0.03)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.20)	(0.12)
Net asset value, end of period	$9.08	$9.09	$9.17

Total Return, at Net Asset Value[3]	1.25%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$458,789	$445,363	$229,314
Average net assets (in thousands)	$449,966	$391,818	$78,761
Ratios to average net assets:[4]
Net investment income	1.72%	1.73%	1.48%
Total expenses	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%	0.47%	0.46%
Portfolio turnover rate[5]	90%	229%	154%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2015	$2,231,834,734	$2,144,374,227
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

29 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$9.09	$9.17	$9.41	$9.32	$9.44	$9.16
Income (loss) from investment operations:
Net investment income[2]	0.05	0.10	0.10	0.16	0.22	0.30
Net realized and unrealized gain (loss)	0.02	(0.03)	(0.19)	0.09	(0.12)	0.28

Total from investment operations	0.07	0.07	(0.09)	0.25	0.10	0.58
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.15)	(0.15)	(0.16)	(0.22)	(0.30)
Net asset value, end of period	$9.07	$9.09	$9.17	$9.41	$9.32	$9.44

Total Return, at Net Asset Value[3]	0.82%	0.74%	(0.92)%	2.69%	1.09%	6.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,544	$33,413	$39,598	$43,962	$44,133	$48,021
Average net assets (in thousands)	$32,244	$36,387	$42,032	$44,441	$46,042	$42,208
Ratios to average net assets:[4]
Net investment income	1.09%	1.11%	1.13%	1.71%	2.35%	3.23%
Total expenses	1.15%	1.15%	1.17%	1.17%	1.17% [5]	1.20% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.05%	0.95%
Portfolio turnover rate[6]	90%	229%	154%	152%	87%	61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.17%
Year Ended September 30, 2010	1.21%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2015	$2,231,834,734	$2,144,374,227
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

30 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$9.12	$9.16	$9.41	$9.32	$9.44	$9.16
Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.16	0.21	0.27	0.34
Net realized and unrealized gain (loss)	0.02	0.00	(0.20)	0.09	(0.11)	0.29
Total from investment operations	0.10	0.16	(0.04)	0.30	0.16	0.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.20)	(0.21)	(0.21)	(0.28)	(0.35)
Net asset value, end of period	$9.10	$9.12	$9.16	$9.41	$9.32	$9.44

Total Return, at Net Asset Value[3]	1.13%	1.78%	(0.44)%	3.30%	1.66%	7.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,256	$35,442	$192,989	$532,594	$508,871	$439,029
Average net assets (in thousands)	$36,727	$60,953	$393,408	$512,755	$483,961	$353,879
Ratios to average net assets:[4]
Net investment income	1.69%	1.77%	1.76%	2.30%	2.92%	3.66%
Total expenses	0.66%	0.66%	0.54%	0.51%	0.50% [5]	0.51% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.49%	0.45%
Portfolio turnover rate[6]	90%	229%	154%	152%	87%	61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.50%
Year Ended September 30, 2010	0.52%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2015	$2,231,834,734	$2,144,374,227
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 30, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

31 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2015

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of March 31, 2015, approximately 35.3% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

32 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

33 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342
No expiration	21,345,812
Total	$154,994,030

As of March 31, 2015, it is estimated that the capital loss carryforwards would be $133,648,218 expiring by 2018 and $23,916,839 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,464,151,787
Federal tax cost of other investments	(454,682,261)
Total federal tax cost	$1,009,469,526

Gross unrealized appreciation	$28,961,943
Gross unrealized depreciation	(5,254,377)
Net unrealized appreciation	$23,707,566

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

34 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

35 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

36 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$ —	$42,418,237	$—	$42,418,237
Mortgage-Backed Obligations	—	836,706,016	—	836,706,016
U.S. Government Obligations	—	610,141,505	—	610,141,505
Total Investments, at Value	—	1,489,265,758	—	1,489,265,758
Other Financial Instruments:
Futures contracts	35,577	—	—	35,577
Total Assets	$ 35,577	$1,489,265,758	$—	$1,489,301,335

37 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,892,191)	$—	$—	$(1,892,191)
Swaptions written, at value	—	(85,488)	—	(85,488)
Total Liabilities	$(1,892,191)	$(85,488)	$—	$(1,977,679)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$480,505,789
Sold securities	219,452,070

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have

38 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4. Investments and Risks (Continued)

been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At the six months ended March 31, 2015, the counterparty pledged $794,626 of collateral to the Fund for forward roll transactions.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S.

39 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in

40 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $10,233,009 and $362,237,755 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon

41 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $62,871 on written swaptions.

Written swaption activity for the six months ended March 31, 2015 was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2014	—	$—
Swaptions written	300,000,000	510,000
Swaptions closed or expired	—	—
Swaptions exercised	—	—

Swaptions outstanding as of March 31, 2015	300,000,000	$510,000

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

42 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

43 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at March 31, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Group, Inc. (The)	$(85,488)	$—	$—	$—	$(85,488)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of March 31, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$1,125	*	Variation margin payable	$643,779	*
Interest rate contracts		—		Swaptions written, at value	85,488

Total		$1,125			$729,267

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$(6,027,390)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swaption contracts written	Futures contracts	Total
Interest rate contracts	$424,512	$(3,032,109)	$(2,607,597)

44 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	4,598,995	$41,798,207	9,905,785	$90,502,690
Dividends and/or distributions reinvested	720,477	6,530,294	1,277,562	11,667,763
Redeemed	(7,682,546)	(69,758,866)	(22,313,585)	(203,859,999)

Net decrease	(2,363,074)	$(21,430,365)	(11,130,238)	$(101,689,546)

Class B
Sold	40,686	$369,569	99,417	$908,216
Dividends and/or distributions reinvested	12,266	110,985	27,733	253,377
Redeemed	(434,020)	(3,943,541)	(1,365,580)	(12,474,037)

Net decrease	(381,068)	$(3,462,987)	(1,238,430)	$(11,312,444)

Class C
Sold	1,712,665	$15,532,707	2,498,789	$22,779,921
Dividends and/or distributions reinvested	152,359	1,376,640	241,388	2,200,050
Redeemed	(2,709,095)	(24,562,804)	(7,291,486)	(66,488,122)

Net decrease	(844,071)	$(7,653,457)	(4,551,309)	$(41,508,151)

Class I
Sold	3,512,688	$31,875,269	27,768,768	$254,041,325
Dividends and/or distributions reinvested	671,252	6,082,317	967,546	8,815,982
Redeemed	(2,634,579)	(23,916,144)	(4,744,531)	(43,273,357)

Net increase	1,549,361	$14,041,442	23,991,783	$219,583,950

Class R1
Sold	279,626	$2,535,538	748,021	$6,826,283
Dividends and/or distributions reinvested	34,479	312,120	60,788	554,849
Redeemed	(514,743)	(4,673,425)	(1,451,158)	(13,241,396)

Net decrease	(200,638)	$(1,825,767)	(642,349)	$(5,860,264)

Class Y
Sold	1,224,532	$11,137,204	3,654,569	$33,440,783
Dividends and/or distributions reinvested	43,581	395,972	108,143	990,358
Redeemed	(1,063,202)	(9,669,058)	(20,933,043)	(191,539,191)

Net increase (decrease)	204,911	$1,864,118	(17,170,331)	$(157,108,050)

1. Effective July 1, 2014, Class N shares were renamed Class R.

45 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities	$214,791,141	$377,869,865
U.S. government and government agency obligations	929,378,287	1,016,811,721
To be Announced (TBA) mortgage-related securities	2,231,834,734	2,144,374,227

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s management fee for the fiscal six months ended March 31, 2015 was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

46 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
March 31, 2015	$21,827	$5,356	$7,568	$5,004	$755

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class R shares and 0.50% for the Class Y shares. During the six months ended March 31, 2015, the Manager reimbursed the Fund $305,100, $5,281, $57,400, $8,388 and $29,456 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

47 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

48 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

49 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
(As of May 2015)	Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Peter Strzalkowski, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

50 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51         OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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53 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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54 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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55 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0855.001.0315     May 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015